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                                                                   Exhibit 10.2

                                ESSEX CORPORATION
                                -----------------

                           INCENTIVE STOCK OPTION PLAN
                           ---------------------------

1.   Purpose
     -------
     This Incentive Stock Option Plan (the "Plan") is intended to encourage stock ownership by selected officers and employees of Essex (the "Company"), a Virginia corporation, through the grant of options (referred to herein as "Options") that qualify as Incentive Stock Options (as defined in Section 5 of this Plan) to acquire shares of the Company's common stock, thereby increasing their proprietary interest in the success of the Company and encouraging them to remain in the employ of the Company. For the purposes of this Plan, the term "Subsidiaries" shall be deemed to refer to the subsidiaries of the Company.

2.   Stock Available for Incentive Stock Options
     -------------------------------------------
     Except as provided in Section 10 of this Plan, the shares which may be made subject to, and which may be issued on exercise of, Options granted under this Plan, shall be limited to an aggregate of 200,000 shares of the common stock, par value $.10 per share, of the Company (the "Stock").
     The shares reserved for issuance pursuant to this Plan may consist either of authorized but previously unissued shares of Stock, or of issued shares of Stock, or of issued shares of Stock which have been reacquired by the Company, as determined from time to time by the Board of Directors of the Company (the "Board of Directors").
     Except as otherwise provided in Section 6 of this Plan, if any Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the shares of Stock allocable to the unexercised portion of such Option may again be made subject to an Option granted under this Plan.

3.   Administration
     --------------
     (a) Subject to the express provisions of this Plan, the Board of Directors shall have plenary authority, in its discretion:

          (i) To determine the time or times at which, and the officers and employees of the Company or the Subsidiaries to whom, Options shall be granted under this Plan;
          (ii) To determine the Option Price (as defined in Section 5(h) of this Plan) for, and the number of shares of Stock to be covered by, Options granted under this Plan;
          (iii) To determine the time or times at which each Option granted under this plan may be exercised, including whether such Option may be exercised in whole or in installments;
          (iv) To interpret this Plan and to prescribe, amend and rescind rules and regulations relating to it; and
          (v) To make all other determinations which the Board of Directors shall deem necessary or advisable for the administration of this Plan.

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     (b)  The Board of Directors may exercise its discretion in administering this Plan with respect to the participation of officers and employees of the Company or the Subsidiaries only when a majority of the Board of Directors and a majority of the directors acting in the matter are "disinterested persons" (as defined in Section 3 (e) of this Plan).
     (c) The Board of Directors may at any time, or from time to time appoint a committee consisting of not less than three members of the Board of Directors, each of whom must be "disinterested persons", to which the Board of Directors may delegate any or all of the powers and duties of the Board of Directors under this Plan, except those relating to (i) the determination whether the shares of Stock reserved for issuance upon the exercise of Options granted under this Plan shall be issued shares or unissued shares, (ii) the appointment of any such committee, or (iii) the termination or amendment of this Plan. The Board of Directors may from time to time appoint members of such committee in substitution for or in addition to members previously appointed, may fill vacancies in such committee, however caused, and may discharge such committee. Duly authorized actions of such committee shall constitute actions of the Board of Directors with respect to this Plan and the administration thereof.
     (d) Notwithstanding anything herein to the contrary, no employee, officer or directors of the Company or of any of the Subsidiaries shall as a member of the Board of Directors or of any committee appointed by the Board of Directors have any vote with regard to:
          (i)   The grant of an Option to himself;
          (ii)  The time at which any such Option shall be granted;
          (iii) The number of shares of Stock covered by any such Option;
          (iv) The time or times at which, or the period during which, any such Option may be exercised or whether it may be exercised in whole or in installments;
          (v) The provisions of the agreement relating to any such Options; and
          (vi)  The Option Price of Stock subject to any such Option;
     (e) The term "disinterested person" as used in this Plan shall mean a person who, at the time he exercises discretion with respect to the administration of this Plan, is not then and has not at any time during the preceding year been eligible for selection as a person to whom Options may be granted under this Plan or to whom Stock may be allocated or options granted under the provisions of any other plan of the Company or of any of the Subsidiaries which entitles the participants therein to acquire stock or stock options of the Company or of any of the Subsidiaries.

4.   Eligibility
     -----------
     Options may be granted under this Plan only to such regular full-time employees, including officers, of the Company or of any of the Subsidiaries as may be selected in the manner provided in Section 3 of this Plan. A director of the Company or of any of the Subsidiaries who is not also a regular full-time employee of the Company or of one of the Subsidiaries shall not be eligible to receive any Options under this Plan. An

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employee granted an Option under this Plan shall nevertheless remain eligible to receive on or more additional Options thereafter, notwithstanding that Options previously granted to such employee remain unexercised in whole or in part.

5.   Terms of Options
     ----------------
     This Plan is intended to authorize the Board of Directors to grant, in its discretion, options that qualify as "incentive stock options" pursuant to
Section 422A(b) of the Internal Revenue Code of 1954, as amended (such qualifying options being referred to herein as "Incentive Stock Options"). Each Option granted under this Plan shall be evidenced by a written option agreement which shall specify that the Option granted therein is an Incentive Stock Option, and shall by appropriate language include the substance of all of the following provisions as are not inconsistent with the following provisions, as the Board of Directors shall deem appropriate;

     (a) Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board of Directors at the time of grant of each such Option, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant. Notwithstanding the foregoing, if any employee, at the time an Option is granted to him, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of the Subsidiaries (or, under Section 425(d) of the Internal Revenue Code of 1954, as amended, is deemed to own more than ten percent (10%) of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner of beneficiary), any Options granted to him shall not be exercisable after the expiration of five years from the date of grant. Each Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.
     (b) Options granted under this Plan may be exercised in whole or in part to such extent and at such time or times during the terms thereof as shall be determined by the Board of Directors at the time of grant of each such option; provided, however, that an Option may not be exercised as to fewer than 100 shares at any one time, unless the number of shares to be purchased upon such exercise is the total number of shares at the time available for purchase under such Option.
     (c) Options granted under this Plan shall be exercisable only by delivery to the Company of written notice of exercise, together with the full Option Price (as defined in Section 5(h) of this Plan) of the shares purchased, which Option Price may be paid in cash or in Stock. If any portion of the Option Price is paid in shares of Stock, such shares shall be tendered at the fair market value thereof, determined under
          Section 7 of this Plan as of the date such shares are tendered.
     (d) Except as provided to the contrary in Section 6 and Section 9 of this Plan, Options granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom the Option

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          was granted remains an employee of the Company or any of the
          Subsidiaries.
     (e) All Options granted under this Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the employee to whom granted only by such employee.
     (f) No holder of an Option shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such Option unless and until his Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered to the holder of the Option the shares of Stock as to which he has exercised his Option, and his name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such person shall have full voting and other ownership rights with respect to such shares of Stock.
     (g) Notwithstanding any other provision of this Plan, no employee who has been granted an Option under this Plan may exercise such Option while there is outstanding any other Option to purchase such shares of Stock (or shares of stock in any of the Subsidiaries) that was granted to him before the grant of such Option. For this purpose, an Option shall be treated as outstanding until it is exercised in full or expires solely by reason of the lapse of time.
     (h) The per share price at which shares of Stock may be purchased pursuant to the exercise of each Option granted under this Plan (the"Option Price") shall be a stated price which is not less than the fair market value of such shares, determined under Section 7 of this Plan as of the date such Option is granted; provided, however, that if any employee, at the time an Option is granted to him, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of the Subsidiaries (or, under Section 425(d) of the Internal Revenue Code of 1954, as amended, is deemed to own more than ten percent (10%) of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendant of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the purchase price for shares of Stock acquired pursuant to his exercise, in whole or in part, of that Option shall be at least one hundred and ten percent (110%) of such fair market value.
     (i) The maximum aggregate fair market value (determined as provided in Section 7 of this plan as of the date the Option is granted) of shares of Stock for which an employee may be granted Options in any calendar year (including for this purpose both Options granted under this Plan and incentive stock options granted under any other stock option plans of the Company or of the Subsidiaries) shall not exceed the sum of one hundred thousand dollars ($100,000) plus the amount of any "unused limit carryover: that may be taken into account in that calendar year in accordance with the provisions of Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended. For these purposes, the term "unused limit carryover" shall mean (A) one-half of the excess of one

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          hundred thousand dollars ($100,000) over the fair market value
          (determined as provided in Section 7 of this Plan as of the date the Option is granted) of Stock for which an employee was granted incentive stock options under this Plan and under any other stock options plans of the Company or of the Subsidiaries in each of the three calendar years preceding the year in which the Option was granted to him, or, if greater, (B) such amount as may be hereafter provided by any amendment to Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended.

6.   Surrender of Options
     --------------------
     The written option agreement provided for in Section 5 of this Plan may provide that the Board of Directors may authorize on such terms and conditions as it shall deem appropriate in each individual case, the acceptance on behalf of the Company of the surrender of the right to exercise an Option granted under this Plan, or a portion thereof, subject to the following provisions:
     (a) The right to exercise an Option granted to an employee under this Plan, or a portion thereof, may not be surrendered while there is outstanding any other Option to purchase shares of Stock (or shares of stock in any of the Subsidiaries) that was granted to such employee before the grant of such Option. For this purpose, an Option shall be treated as outstanding until it is exercised in full or expires solely by reason for the lapse of time.
     (b) In consideration of the surrender of the right to exercise an Option granted under this Plan, or a portion thereof, the Company shall pay to the employee to whom such Option was granted an amount equal to the excess of the fair market value of the shares of Stock subject to such Option or portion thereof over the Option Price (as defined in Section 5(h)) of such shares; provided, however, that the right to exercise an Option or portion thereof may not be surrendered unless the fair market value of the shares of Stock subject to such Option or portion thereof exceeds the Option Price of such shares. For these purposes, the fair market value of shares of Stock shall be determined as provided in Section 7 of this Plan as of the date the right to exercise the Option is surrendered.
     (c) Any payment made by the Company in consideration of the surrender of the right to exercise an Option may be made in shares of Stock or in cash, or partly in shares of Stock and partly in cash, as the Board of Directors shall determine, and any such payment shall be made within sixty (60) days after the effective date of such surrender. If any payment is made in shares of Stock, such shares shall be valued at the fair market value thereof, determined as provided in Section 7 of this Plan as of the date such shares are transferred.
     (d) If the right to exercise an Option or portion thereof has been surrendered as provided in this Section 6, the shares of Stock subject to such option or portion thereof shall thereafter no longer be reserved for issuance under Section 2 of this Plan.

7.   Determination of Fair Market Value
     ----------------------------------

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     For the purposes of Section 5 and Section 6 of this Plan, the Board of
Directors shall determine the fair market value of a share of Stock on the basis of such factors as it shall deem appropriate, provided that (i) if on the date as of which such determination is made quotations for the Stock are regularly listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") of other comparable system, the fair market value of a share of Stock shall be deemed to equal the average of the low bid and high asked prices for the Stock quoted on such system on each of the five trading days immediately preceding the date as of which such determination is made the Stock is admitted to trading on a national securities exchange or exchanges for which actual sale prices are regularly reported, the fair market value of a share of Stock shall not in any event be less than the average of the high and low sale prices reported for the Stock on such exchange or exchanges on each of the five trading days immediately preceding the date as of which such determination is made.

8.   Restriction on Stock Acquired Pursuant to Options
     -------------------------------------------------
     In granting Options under this Plan, the Board of Directors may, but shall not be obligated to, provide, either in individual cases or generally, that shares of Stock issued upon exercise of such options shall be subject to the restriction that such shares must be sold back to the Company at the Option Price at which they were purchased (if purchased by the employee to whom the option was granted), if the employee who acquired such shares does not remain an employee of the Company or of any of the Subsidiaries for a specified period of time, or until the employee's death or retirement at normal retirement date or otherwise with the approval of the Company or any Subsidiary or by reason of his total and permanent disability. In providing for the acceptance on behalf of the Company of the surrender of the right to exercise an Option pursuant to Section 6 of this Plan, the Board of Directors may similarly provide that shares of Stock issued upon such surrender shall be subject to the restriction that such shares must be sold back to the Company at the Option Price specified in the Option so surrendered, if the employee to whom such shares were issued does not remain so employed. If the Board of Directors elects to impose a restriction of the type provided for in this Section 8 in connection with the grant of an Option under this Plan, the option agreement provided for in Section 5 of this Plan relating to such option shall state the period during which any restriction imposed pursuant to this Section 8 shall be effective, shall provide that any such restriction shall be binding upon any person who acquires the shares upon which the restriction was imposed during the period stated, and shall contain such other terms relating to the restriction provided for in this Section 8 (including, without limitation, provisions for the purpose of securing compliance with the terms of such restriction) as the Board of Directors shall deem appropriate.

9.   Retirement of Employee, Termination of Employment, Death of Employee
     --------------------------------------------------------------------
     (a) Retirement of Employee If an employee to whom an Option has been granted under this Plan retires from his employment with the Company or any of the Subsidiaries with the approval or consent of the Company or such Subsidiary or as a result of total and permanent disability (as defined in Section 105(d)(4) of the internal Revenue Code of 1954, as amended), such Option shall continue to be exercisable in whole or part, to the extent not theretofore exercised, by the employee to

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          whom granted in the manner set forth in Section 5 of this Plan, at any time within the remaining term of such Option.
     (b) Termination of Employment Except as otherwise provided in this Section 9, and subject to any restriction contained in an option agreement pursuant to the authority of the Board of Directors under Section 8 of this Plan, if the employment of an employee to whom an Option has been granted under this Plan is terminated for any reason, then such Option shall, to the extent not theretofore exercised, continue for a period of three months from the date of such termination of employment to be exercisable to the same extent that it was exercisable on such date, whereupon it shall terminate and shall not thereafter be exercisable; provided, however, that in the event of termination of employment for cause involving dishonesty or the commission of a criminal offense, any such Option shall terminate immediately upon such termination of employment. No Option granted under this Plan shall be affected by any change of duties or position of the person to whom such option was granted or by any temporary leave of absence granted to such person by the Company or any of the Subsidiaries.
     (c) Death of Employee If the employee to whom an Option has been granted under this Plan dies prior to the expiration of the term of such option, the Option granted to such employee shall be exercisable in whole or in part, or the Board of Directors may authorize, if not theretofore authorized in the option agreement, acceptance of the surrender of the right to exercise such Option or portion thereof as provided in Section 6 of this Plan, to the extent that the employee was entitled to do so at the date of his death, by the estate of such employee, or by a person who acquired the right to exercise such option by bequest or inheritance from such employee, at any time within the remaining term of such Option.

10.  Adjustment Upon Changes in Capitalization
     -----------------------------------------
     (a) If the outstanding shares of Stock of the Company as a whole are increased, decreased, changed into, or exchanged for, a difference number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, issuance of shares at other than book value, repurchase of shares, change in corporate structure, or amendment to the certificate of incorporation of the Company or otherwise, an appropriate and proportionate adjustment, as determined by the Board of Directors, shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share Option Price, of shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the aggregate price applicable to shares of Stock subject to the unexercised portion of the Option, but with a corresponding adjustment in the Option Price for each share covered by such Option.
     (b) Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization,

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          merger or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of substantially all of the assets or shares of the Company to another corporation, other than the transaction pursuant to which the Bank becomes a subsidiary of Essex Corporation, this Plan and any Option theretofore granted hereunder shall terminate unless provision is made in writing in connection with such transfer for the continuance of this Plan and for the assumption of Options theretofore granted hereunder, or the substitution for such options of new options covering the shares of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments to the number and kind of shares subject to such substituted options and the Option Prices therefor, in which event this Plan and the Options theretofore granted or the new options substituted therefor, shall continue in the manner and under the terms so provided. In the event of any such dissolution, liquidation, reorganization, merger, consolidation, transfer of assets or transfer of shares in which provision is not made for the continuance of this Plan and for the assumption of Options theretofore granted or the substitution for such options or new options covering the shares of a successor corporation or a parent or subsidiary thereof, each employee to whom an Option has been granted under this Plan (or such employee's estate or a person who acquired the right to exercise the option from such employee by bequest or inheritance) shall be entitled, prior to the effective date of any such transaction, (i) to exercise, in whole or in part, his rights under any such Option granted to him which he would otherwise have been entitled to exercise during the remaining term of such Option without regard to any otherwise applicable exercise restrictions set forth in the option or (ii) to surrender any such Option to the Company in exchange for receipt of such shares of Stock or other securities or cash as the optionee would have received and he exercised his Option in full prior to completion of such dissolution, liquidation, reorganization, merger, consolidation, sale or transfer of assets or stock. To the extent that the exercise or surrender of any Option is with respect to more shares of Stock than would otherwise be available for purchase through exercise of such Option by the employee at such time, such exercise shall be contingent upon the consummation of such dissolution, liquidation, reorganization, merger, consolidation, sale or transfer of assets or shares.

11.  Effectiveness of the Plan
     -------------------------
     This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that (i) the effectiveness of this Plan shall be subject to the approval of stockholders of the Company within twelve months before or after the adoption of this Plan by the Board of Directors; and (ii) the effectiveness of Options granted under this Plan prior to the date such stockholder approval is obtained shall also be subject to such stockholder approval.

12.  Manner of Grant of Options
     --------------------------

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     Nothing contained in this Plan or in any resolution heretofore adopted by the Board of Directors or any committee thereof or by the stockholders of the Company with respect to this Plan shall constitute the grant of an Option under this Plan. The grant of an Option under this Plan shall be deemed to occur only upon the date on which the Board of Directors, or any committee thereof duly appointed as provided in Section 3 of this Plan to which the Board of Directors shall have delegated power in such regard, shall approve the grant of such Option.

13.  Compliance with Laws and Regulations
     ------------------------------------
     The obligation of the Company to sell and deliver any shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board of Directors. Except as otherwise provided in Section 15 of this Plan, the Board of Directors may make such changes in this Plan and may include such terms in any option agreement as may be necessary or appropriate, in the opinion of counsel to the Company, to comply with the rules and regulations of any governmental authority or to obtain, for employees granted Options, the tax benefits under the applicable provisions of the Internal Revenue Code of 1954, as amended, and the regulations thereunder.

14.  Non-exclusivity of the Plan
     ---------------------------
     Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the members or stockholders of the Company for approval shall be construed as having any impact on any existing qualified or non-qualified retirement or bonus plans of the Company or any of the Subsidiaries, nor as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the grant of sock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

15.  Amendment
     ---------
     The Board of Directors at any time, and from time to time, may amend this Plan, subject to any required regulatory approval and subject to the limitation that, except as provided in Section 10 hereof, no amendment shall be effective unless approved by the affirmative votes of the holders of a majority of the outstanding shares of the Company stock within twelve months after the date of the adoption of such amendment, if such amendment would:
     (a) Materially increase the number of shares of Stock as to which Options may be granted under this Plan;
     (b) Materially modify the requirements of Section 4 of this Plan relating to eligibility to participate in this Plan;

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     (c)  Materially modify the method of computing the Option Price; or
     (d) Materially increase the maximum term of any Options provided for herein. Except as provided in Section 10 hereof, rights and obligations under any Option granted before amendment of this Plan shall not be altered or impaired by amendment of this Plan, except with the consent of the person to whom the Option was granted.

16.  Termination or Suspension
     -------------------------
     The Board of Directors at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the tenth anniversary of its adoption by the Board of Directors or its approval by the stockholders of the Company, whichever is earlier, but such termination shall not affect any Option theretofore granted. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

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NOTES
-----

FROM PROXY STATEMENTS

                    Option and Stock Appreciation Rights Plan

Adopted 3/12/82 100,000 shares
Amended 12/14/83 100,000 additional shares
Total Shares in this Plan 200,000
Terminated 3/12/92

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